UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22369

Western Asset Mortgage Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

George P. Hoyt

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2022

WESTERN ASSET

MORTGAGE OPPORTUNITY FUND INC.

(DMO)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation.

The Fund seeks to achieve its investment objectives by investing primarily in a diverse portfolio of mortgage-backed securities and mortgage whole loans. Investments in mortgage-backed securities consist primarily of non-agency residential mortgage-backed securities and commercial mortgage-backed securities.

II	Western Asset Mortgage Opportunity Fund Inc.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Mortgage Opportunity Fund Inc. for the six-month reporting period ended June 30, 2022. Please read on for Fund performance information during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

July 29, 2022

Western Asset Mortgage Opportunity Fund Inc.	III

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Performance review

For the six months ended June 30, 2022, Western Asset Mortgage Opportunity Fund Inc. returned -10.03% based on its net asset value (“NAV”)i and -19.37% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the ICE BofA U.S. Floating Rate Home Equity Loan Asset Backed Securities Indexii, returned -1.86% for the same period. The Lipper U.S. Mortgage Closed-End Funds Category Averageiii returned -7.02% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

The Fund has a practice of seeking to maintain a relatively stable level of distributions to shareholders. This practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. The Fund’s manager believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV.

During the six-month period, the Fund made distributions to shareholders totaling $0.64 per share. As of June 30, 2022, the Fund estimates that 72% of the distributions were sourced from net investment income and 28% constituted from return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2022. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2022 (unaudited)
Price Per Share	6-Month Total Return**
$13.24 (NAV)	-10.03	%†
$11.68 (Market Price)	-19.37	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “DMO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XDMOX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In

*

These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.franklintempleton.com.

Western Asset Mortgage Opportunity Fund Inc.	V

Performance review (cont’d)

addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.franklintempleton.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Mortgage Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

July 29, 2022

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political, or regulatory events than a diversified fund. The Fund’s investments are subject to a number of risks, including credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed income holdings. The Fund may invest in lower-rated high-yield bonds (commonly known as “junk bonds”), which are subject to greater liquidity risk and credit risk (risk of default) than higher-rated obligations. Mortgage-backed securities (“MBS”) are subject to additional risks, including: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties;(3) prepayment risk, which can lead to significant fluctuations in value of the MBS and can limit the potential gains in a declining interest rate environment; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. To the extent the Fund invests in mortgage whole loans, certain of these risks may be magnified. In addition, risks associated with investments in whole loans include geographic concentration risk and risks relating to the reliance on third-party servicers to service and manage the mortgage whole loan. The Fund may invest in securities backed by subprime or distressed mortgages which involve a higher degree of risk and chance of loss. Leverage may

VI	Western Asset Mortgage Opportunity Fund Inc.

result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund is not guaranteed by the U.S. government, the U.S. Treasury or any government agency. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadvisers.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii

The ICE BofA U.S. Floating Rate Home Equity Loan Asset Backed Securities Index tracks the performance of U.S. dollar-denominated investment grade floating-rate asset-backed securities collateralized by home equity loans publicly issued in the U.S. domestic market. Qualifying securities must have an investment grade rating, at least one year remaining to final stated maturity, a floating-rate coupon, and an original deal size for the collateral group of at least $250 million.

iii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 11 funds in the Fund’s Lipper category.

Western Asset Mortgage Opportunity Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of June 30, 2022 and December 31, 2021 and does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report	1

Schedule of investments (unaudited)

June 30, 2022

Western Asset Mortgage Opportunity Fund Inc.

(Percentages shown based on Fund net assets)

Security‡	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — 95.2%
Adjustable Rate Mortgage Trust, 2005-5 1A1	2.918%	9/25/35	$85,020	$73,007	(b)
Adjustable Rate Mortgage Trust, 2005-7 2A21	2.694%	10/25/35	142,608	123,768	(b)
Adjustable Rate Mortgage Trust, 2005-12 5A1 (1 mo. USD LIBOR + 0.500%)	2.124%	3/25/36	193,392	72,303	(b)
Aegis Asset Backed Securities Trust, 2005-3 M3 (1 mo. USD LIBOR + 0.735%)	2.359%	8/25/35	3,460,000	3,007,262	(b)(c)
AFC Trust, 2000-3 1A (1 mo. USD LIBOR + 0.750%)	2.374%	10/25/30	624,045	582,600	(b)(d)
Alternative Loan Trust, 2005-11CB 3A3, IO (-1.000 x 1 mo. USD LIBOR + 5.000%)	3.376%	6/25/35	1,066,956	70,448	(b)
Alternative Loan Trust, 2005-14 3A1	2.497%	5/25/35	117,923	81,312	(b)
Alternative Loan Trust, 2005-36 4A1	3.264%	8/25/35	154,365	143,831	(b)
Alternative Loan Trust, 2005-J10 1A1 (1 mo. USD LIBOR + 0.500%)	2.124%	10/25/35	480,388	331,173	(b)
Alternative Loan Trust, 2006-HY10 1A1	2.845%	5/25/36	136,690	122,953	(b)
Alternative Loan Trust, 2006-J8 A5	6.000%	2/25/37	76,278	39,834
Alternative Loan Trust, 2007-3T1 2A1	6.000%	3/25/27	24,053	23,919
Alternative Loan Trust, 2007-23CB A8 (-4.000 x 1 mo. USD LIBOR + 28.400%)	21.906%	9/25/37	397,559	423,677	(b)
Alternative Loan Trust, 2007-OA8 1A1 (1 mo. USD LIBOR + 0.360%)	1.984%	6/25/47	809,890	670,603	(b)(c)
American Home Mortgage Assets Trust, 2005-2 2A1A	2.794%	1/25/36	670,372	494,816	(b)
American Home Mortgage Investment Trust, 2007-2 2A (1 mo. USD LIBOR + 0.800%)	2.424%	3/25/47	12,735,445	180,042	(b)
American Home Mortgage Investment Trust, 2007-A 4A (1 mo. USD LIBOR + 0.900%)	2.524%	7/25/46	1,744,507	572,965	(b)(d
Banc of America Funding Corp., 2015-R3 2A2	1.136%	2/27/37	2,641,145	2,307,896	(b)(c)(d)
Banc of America Funding Trust, 2004-C 3A1	2.891%	12/20/34	200,856	189,691	(b)
Banc of America Funding Trust, 2006-D 2A1	3.499%	5/20/36	32,246	29,672	(b)
Banc of America Funding Trust, 2006-F 1A1	2.694%	7/20/36	97,129	93,765	(b)
Banc of America Funding Trust, 2014-R5 1A2 (6 mo. USD LIBOR + 1.500%)	2.750%	9/26/45	3,750,000	2,865,876	(b)(c)(d)
Banc of America Funding Trust, 2015-R2 9A2	1.666%	3/27/36	3,543,509	3,341,038	(b)(c)(d)
Banc of America Funding Trust, 2015-R4 4A3	7.883%	1/27/30	14,234,715	4,857,483	(b)(d)
Bayview Financial Asset Trust, 2007-SR1A M1 (1 mo. USD LIBOR + 0.800%)	2.424%	3/25/37	1,553,169	1,480,218	(b)(d)
Bayview Financial Asset Trust, 2007-SR1A M2 (1 mo. USD LIBOR + 0.900%)	2.524%	3/25/37	1,890,922	1,867,695	(b)(d)

See Notes to Financial Statements.

2	Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report

Western Asset Mortgage Opportunity Fund Inc.

(Percentages shown based on Fund net assets)

Security‡	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
Bayview Financial Asset Trust, 2007-SR1A M3 (1 mo. USD LIBOR + 1.150%)	2.774%	3/25/37	$856,708	$906,939	(b)(d)
BCAP LLC Trust, 2011-RR2 1A4	2.973%	7/26/36	2,554,205	1,330,432	(b)(c)(d)
Bear Stearns ALT-A Trust, 2005-9 25A1	2.811%	11/25/35	184,110	142,432	(b)
Bear Stearns Asset Backed Securities I Trust, 2005-CL1 A1 (1 mo. USD LIBOR + 0.500%)	1.011%	9/25/34	30,679	29,506	(b)
Bellemeade Re Ltd., 2017-1 B1 (1 mo. USD LIBOR + 4.750%)	6.374%	10/25/27	1,070,000	1,067,714	(b)(d)
Bellemeade Re Ltd., 2018-1A M2 (1 mo. USD LIBOR + 2.900%)	4.524%	4/25/28	361,387	358,571	(b)(d)
Chase Mortgage Finance Trust, 2006-S3 2A1	5.500%	11/25/21	128,069	60,644
ChaseFlex Trust, 2005-2 3A3, IO (-1.000 x 1 mo. USD LIBOR + 5.500%)	3.876%	6/25/35	5,993,594	882,451	(b)(c)
Chevy Chase Funding LLC Mortgage-Backed Certificates, 2006-2A A1 (1 mo. USD LIBOR + 0.130%)	1.754%	4/25/47	55,596	57,425	(b)(d)
CHL Mortgage Pass-Through Trust, 2005-2 2A1 (1 mo. USD LIBOR + 0.640%)	2.264%	3/25/35	44,969	41,316	(b)
CHL Mortgage Pass-Through Trust, 2005-11 3A3	2.592%	4/25/35	230,168	177,132	(b)
CHL Mortgage Pass-Through Trust, 2005-11 6A1 (1 mo. USD LIBOR + 0.600%)	2.224%	3/25/35	37,258	27,645	(b)
CHL Mortgage Pass-Through Trust, 2005-18 A7 (-2.750 x 1 mo. USD LIBOR + 19.525%)	15.060%	10/25/35	10,348	8,543	(b)
CHL Mortgage Pass-Through Trust, 2005- HY10 1A1	3.235%	2/20/36	30,929	25,554	(b)
CHL Mortgage Pass-Through Trust, 2005- HYB9 1A1 (12 mo. USD LIBOR + 1.750%)	1.987%	2/20/36	79,962	71,992	(b)
Citicorp Mortgage Securities Trust, 2007-8 B1	5.983%	9/25/37	2,710,574	1,588,214	(b)(c)
Citigroup Mortgage Loan Trust, 2006-AR5 2A1A	2.849%	7/25/36	170,214	105,579	(b)
Citigroup Mortgage Loan Trust, 2008-3 A3	6.100%	4/25/37	5,385,530	2,474,120	(c)(d)
Citigroup Mortgage Loan Trust Inc., 2004- HYB3 1A	2.683%	9/25/34	27,611	25,705	(b)
Citigroup Mortgage Loan Trust Inc., 2004- UST1 A2	1.623%	8/25/34	6,473	6,138	(b)
Citigroup Mortgage Loan Trust Inc., 2005-5 1A5	3.146%	8/25/35	90,627	78,988	(b)
Countrywide Asset-Backed Certificates Trust, 2006-SD3 A1 (1 mo. USD LIBOR + 0.660%)	2.284%	7/25/36	198,579	192,268	(b)(d)

See Notes to Financial Statements.

Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

June 30, 2022

Western Asset Mortgage Opportunity Fund Inc.

(Percentages shown based on Fund net assets)

Security‡	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
Countrywide Asset-Backed Certificates Trust, 2007-SEA1 1A1 (1 mo. USD LIBOR + 0.550%)	2.174%	5/25/47	$307,750	$241,750	(b)(d)
Credit-Based Asset Servicing & Securitization LLC, 2006-SL1 A3 (1 mo. USD LIBOR + 0.440%)	2.064%	9/25/36	3,530,897	182,111	(b)(d)
CSFB Mortgage-Backed Pass-Through Certificates, 2005-10 3A3	5.500%	11/25/35	198,376	127,732
CSMC Resecuritization Trust, 2006-1R 1A2 (-2.750 x 1 mo. USD LIBOR + 19.525%)	15.060%	7/27/36	177,679	233,118	(b)(d)
CSMC Trust, 2014-11R 9A2 (1 mo. USD LIBOR + 0.140%)	1.286%	10/27/36	3,205,847	2,587,273	(b)(c)(d)
CSMC Trust, 2015-2R 7A2	2.412%	8/27/36	3,432,502	2,722,719	(b)(c)(d)
CSMC Trust, 2017-RPL1 B1	2.963%	7/25/57	3,052,442	2,316,884	(b)(c)(d)
CSMC Trust, 2017-RPL1 B2	2.963%	7/25/57	3,501,991	2,650,967	(b)(c)(d)
CSMC Trust, 2017-RPL1 B3	2.963%	7/25/57	2,977,486	1,928,545	(b)(c)(d)
CSMC Trust, 2017-RPL1 B4	2.963%	7/25/57	3,100,444	652,482	(b)(d)
CSMC Trust, 2021-NQM6 B2	4.140%	7/25/66	1,370,000	988,097	(b)(c)(d)
CWABS Revolving Home Equity Loan Trust, 2004-L 2A (1 mo. USD LIBOR + 0.280%)	1.604%	2/15/34	31,424	29,753	(b)
Deutsche Mortgage Securities Inc. Mortgage Loan Trust, 2006-PR1 2PO, PO	0.000%	4/15/36	13,328	8,503	(d)
Deutsche Mortgage Securities Inc. Mortgage Loan Trust, 2006-PR1 4AS1, IO	8.250%	4/15/36	123,825	14,015	(b)(d)
Deutsche Mortgage Securities Inc. Mortgage Loan Trust, 2006-PR1 4AS2, IO	14.159%	4/15/36	118,085	21,209	(b)(d)
Deutsche Mortgage Securities Inc. Mortgage Loan Trust, 2006-PR1 5AS1, IO	9.427%	4/15/36	56,350	11,031	(b)(d)
Deutsche Mortgage Securities Inc. Mortgage Loan Trust, 2006-PR1 5AS3, IO	6.754%	4/15/36	202,906	33,294	(b)(d)
Ellington Financial Mortgage Trust, 2020-1 B2	5.160%	5/25/65	1,550,000	1,518,635	(b)(d)
FARM Mortgage Trust, 2021-1 B	3.237%	7/25/51	1,278,535	1,053,822	(b)(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA5 B2 (30 Day Average SOFR + 5.500%)	6.426%	1/25/34	1,200,000	939,806	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA6 B2 (30 Day Average SOFR + 7.500%)	8.426%	10/25/41	1,640,000	1,414,557	(b)(c)(d)

See Notes to Financial Statements.

4	Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report

Western Asset Mortgage Opportunity Fund Inc.

(Percentages shown based on Fund net assets)

Security‡	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2016-1 B, PO	0.000%	9/25/55	$12,072,118	$3,237,779	(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2016-1 BIO, IO	1.133%	9/25/55	22,723,363	2,610,319	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2016-1 XSIO, IO	0.075%	9/25/55	148,209,500	399,276	(b)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 B, PO	0.000%	8/25/56	11,155,795	2,612,236	(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 BIO, IO	5.229%	8/25/56	19,172,342	2,080,042	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 XSIO, IO	0.075%	8/25/56	378,545,843	1,216,268	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2018-3 BX	1.643%	8/25/57	3,351,306	1,326,205	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2019-2 M	4.750%	8/25/58	681,000	613,261	(b)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2020-1 BXS	5.806%	8/25/59	4,063,125	1,815,906	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2021-3 BXS	6.780%	3/25/61	1,699,526	998,362	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA2 B (1 mo. USD LIBOR + 10.500%)	12.124%	10/25/28	494,290	520,115	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA3 B (1 mo. USD LIBOR + 11.250%)	12.874%	12/25/28	1,027,303	1,108,162	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA4 B (1 mo. USD LIBOR + 8.600%)	10.224%	3/25/29	1,573,859	1,552,517	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 B2 (1 mo. USD LIBOR + 11.250%)	12.874%	10/25/29	1,766,948	1,812,407	(b)(c)

See Notes to Financial Statements.

Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2022

Western Asset Mortgage Opportunity Fund Inc.

(Percentages shown based on Fund net assets)

Security‡	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-SPI1 B	4.046%	9/25/47	$747,410	$654,511	(b)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-HRP1 B2 (1 mo. USD LIBOR + 11.750%)	13.374%	5/25/43	5,482,551	5,718,371	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-HRP2 B2 (1 mo. USD LIBOR + 10.500%)	12.124%	2/25/47	3,530,000	3,706,403	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-SPI2 B	3.827%	5/25/48	1,794,329	1,412,514	(b)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-SPI4 B	4.512%	11/25/48	3,723,055	2,991,659	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-HRP1 B1 (1 mo. USD LIBOR + 3.750%)	5.374%	4/25/43	1,750,000	1,718,208	(b)(d)
Federal National Mortgage Association (FNMA), 2012-134 LS, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	4.526%	12/25/42	1,437,868	201,167	(b)
Federal National Mortgage Association (FNMA) — CAS, 2016-C01 1B (1 mo. USD LIBOR + 11.750%)	13.374%	8/25/28	1,862,893	2,065,682	(b)(c)(d)
Federal National Mortgage Association (FNMA) — CAS, 2016-C02 1B (1 mo. USD LIBOR + 12.250%)	13.874%	9/25/28	2,337,564	2,632,165	(b)(c)(d)
Federal National Mortgage Association (FNMA) — CAS, 2016-C03 1B (1 mo. USD LIBOR + 11.750%)	13.374%	10/25/28	1,654,321	1,839,616	(b)(c)(d)
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1B (1 mo. USD LIBOR + 10.250%)	11.874%	1/25/29	2,611,880	2,781,387	(b)(c)(d)
Federal National Mortgage Association (FNMA) — CAS, 2016-C06 1B (1 mo. USD LIBOR + 9.250%)	10.874%	4/25/29	3,510,266	3,624,714	(b)(c)(d)
Federal National Mortgage Association (FNMA) — CAS, 2020-R01 1B1 (1 mo. USD LIBOR + 3.250%)	4.874%	1/25/40	1,500,000	1,323,721	(b)(c)(d)
First Horizon Alternative Mortgage Securities Trust, 2005-AA6 3A1	2.949%	8/25/35	263,407	237,604	(b)

See Notes to Financial Statements.

6	Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report

Western Asset Mortgage Opportunity Fund Inc.

(Percentages shown based on Fund net assets)

Security‡	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
First Horizon Alternative Mortgage Securities Trust, 2006-FA6 2A1, PAC	6.250%	11/25/36	$68,428	$28,766
GS Mortgage Securities Corp. II, 2000-1A A (1 mo. USD LIBOR + 0.350%)	0.944%	3/20/23	10,517	10,523	(b)(d)
GSAA Resecuritization Mortgage Trust, 2005-R1 1A2, IO (-1.000 x 1 mo. USD LIBOR + 5.000%)	4.914%	4/25/35	265,961	50,342	(b)(d)
GSMPS Mortgage Loan Trust, 2005-RP1 1A4	8.500%	1/25/35	40,730	40,630	(d)
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	286,566	266,056	(d)
HarborView Mortgage Loan Trust, 2006-2 1A	2.721%	2/25/36	13,654	5,473	(b)
Home Equity Mortgage Trust, 2006-1 A3 (1 mo. USD LIBOR + 0.500%)	2.124%	5/25/36	3,500,000	3,242,156	(b)(c)
HSI Asset Loan Obligation Trust, 2007-AR1 4A1	3.977%	1/25/37	67,337	54,358	(b)
Impac CMB Trust, 2004-8 1A (1 mo. USD LIBOR + 0.720%)	2.344%	10/25/34	110,756	104,396	(b)
IndyMac INDA Mortgage Loan Trust, 2005- AR2 1A1	3.052%	1/25/36	64,820	53,496	(b)
IndyMac INDX Mortgage Loan Trust, 2004- AR13 1A1	2.787%	1/25/35	25,495	24,749	(b)
IndyMac INDX Mortgage Loan Trust, 2005- AR15 A2	2.926%	9/25/35	39,055	34,654	(b)
IndyMac INDX Mortgage Loan Trust, 2006- AR7 5A1	3.066%	5/25/36	144,241	118,398	(b)
IndyMac INDX Mortgage Loan Trust, 2006- AR9 3A3	3.080%	6/25/36	229,047	209,892	(b)
IndyMac INDX Mortgage Loan Trust, 2006- AR11 1A1	3.202%	6/25/36	302,621	257,582	(b)
JPMorgan Alternative Loan Trust, 2007-A1 3A1	3.385%	3/25/37	203,091	202,793	(b)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	623,978	383,554
JPMorgan Mortgage Trust, 2007-S2 3A2	6.000%	6/25/37	35,475	35,439
JPMorgan Mortgage Trust, 2007-S2 3A3	6.500%	6/25/37	11,859	11,813
JPMorgan Mortgage Trust, 2007-S3 1A18 (1 mo. USD LIBOR + 0.500%)	2.124%	8/25/37	1,922,645	726,788	(b)
Legacy Mortgage Asset Trust, 2021-GS3 A2	3.250%	7/25/61	1,640,000	1,491,437	(c)(d)
Lehman Mortgage Trust, 2006-3 1A7, IO (-1.000 x 1 mo. USD LIBOR + 5.400%)	3.776%	7/25/36	4,262,102	669,549	(b)(c)
Lehman Mortgage Trust, 2006-7 1A3, IO (-1.000 x 1 mo. USD LIBOR + 5.350%)	3.726%	11/25/36	3,461,397	508,353	(b)

See Notes to Financial Statements.

Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2022

Western Asset Mortgage Opportunity Fund Inc.

(Percentages shown based on Fund net assets)

Security‡	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
Lehman Mortgage Trust, 2006-7 1A8 (1 mo. USD LIBOR + 0.180%)	1.804%	11/25/36	$2,549,046	$1,269,686	(b)(c)
Lehman Mortgage Trust, 2006-7 3A2, IO (-1.000 x 1 mo. USD LIBOR + 7.150%)	5.526%	11/25/36	4,978,202	883,657	(b)(c)
Lehman Mortgage Trust, 2007-5 2A3 (1 mo. USD LIBOR + 0.330%)	1.954%	6/25/37	2,591,806	441,472	(b)
Lehman XS Trust, 2006-19 A4 (1 mo. USD LIBOR + 0.340%)	1.964%	12/25/36	404,780	361,788	(b)
MASTR Adjustable Rate Mortgages Trust, 2004-12 5A1	2.592%	10/25/34	29,781	29,181	(b)
MASTR Adjustable Rate Mortgages Trust, 2006-OA1 1A1 (1 mo. USD LIBOR + 0.210%)	1.834%	4/25/46	111,683	100,946	(b)
MASTR Reperforming Loan Trust, 2005-1 1A4	7.500%	8/25/34	46,541	39,571	(d)
Merrill Lynch Mortgage Investors Trust, 2006-A1 2A1	2.606%	3/25/36	396,686	231,143	(b)
Morgan Stanley Mortgage Loan Trust, 2006- 8AR 1A2 (1 mo. USD LIBOR + 0.140%)	1.764%	6/25/36	198,169	49,733	(b)
Morgan Stanley Mortgage Loan Trust, 2007- 5AX 2A3 (1 mo. USD LIBOR + 0.460%)	2.084%	2/25/37	1,473,173	467,345	(b)
Morgan Stanley Mortgage Loan Trust, 2007- 15AR 4A1	2.898%	11/25/37	341,246	310,925	(b)
Morgan Stanley Re-REMIC Trust, 2015-R2 1B (Federal Reserve U.S. 12 mo. Cumulative Avg 1 Year CMT + 0.710%)	1.034%	12/27/46	848,331	763,048	(b)(d)
New Century Home Equity Loan Trust, 2004-3 M3 (1 mo. USD LIBOR + 1.065%)	2.689%	11/25/34	249,715	247,112	(b)
New Residential Mortgage Loan Trust, 2017-4A B4	5.321%	5/25/57	2,155,438	2,104,062	(b)(c)(d)
New Residential Mortgage Loan Trust, 2019-6A A1IB, IO	0.500%	9/25/59	25,843,269	425,675	(b)(d)
NewRez Warehouse Securitization Trust, 2021-1 F (1 mo. USD LIBOR + 5.250%)	6.874%	5/25/55	2,460,000	2,444,839	(b)(d)
Nomura Resecuritization Trust, 2014-5R 1A9	5.623%	6/26/35	33	30	(b)
Nomura Resecuritization Trust, 2015-4R 4A7	3.342%	3/26/37	773,802	764,258	(b)(d)
PMT Credit Risk Transfer Trust, 2019-2R A (1 mo. USD LIBOR + 2.750%)	4.402%	5/27/23	927,010	906,874	(b)(c)(d)
Popular ABS Mortgage Pass-Through Trust, 2005-5 MV2 (1 mo. USD LIBOR + 0.945%)	2.569%	11/25/35	2,133,623	1,930,022	(b)(c)
Provident Home Equity Loan Trust, 2000-2 A1 (1 mo. USD LIBOR + 0.540%)	2.164%	8/25/31	617,048	544,569	(b)

See Notes to Financial Statements.

8	Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report

Western Asset Mortgage Opportunity Fund Inc.

(Percentages shown based on Fund net assets)

Security‡	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
Radnor RE Ltd., 2020-1 M2B (1 mo. USD LIBOR + 2.250%)	3.874%	1/25/30	$2,345,000	$2,186,068	(b)(d)
Radnor RE Ltd., 2021-1 M1C (30 Day Average SOFR + 2.700%)	3.626%	12/27/33	1,225,000	1,148,752	(b)(d)
RALI Trust, 2005-QA3 CB4	3.428%	3/25/35	846,951	398,438	(b)
RALI Trust, 2006-QA1 A11	4.179%	1/25/36	255,930	204,876	(b)
RALI Trust, 2006-QA4 A (1 mo. USD LIBOR + 0.360%)	1.984%	5/25/36	139,018	127,182	(b)
RALI Trust, 2006-QO2 A1 (1 mo. USD LIBOR + 0.440%)	2.064%	2/25/46	165,757	38,658	(b)
RALI Trust, 2007-QA2 A1 (1 mo. USD LIBOR + 0.260%)	1.884%	2/25/37	30,706	38,278	(b)
RAMP Trust, 2004-RS4 MII2 (1 mo. USD LIBOR + 1.350%)	3.649%	4/25/34	925,330	834,663	(b)(c)
RAMP Trust, 2005-SL2 A5	8.000%	10/25/31	261,186	147,034
RBSGC Mortgage Loan Trust, 2007-A 3A1 (1 mo. USD LIBOR + 0.350%)	1.974%	1/25/37	2,687,649	488,655	(b)
Redwood Funding Trust, 2019-1 PT	4.213%	9/27/24	2,134,705	2,126,679	(d)
Renaissance Home Equity Loan Trust, 2006-1 AF5	6.166%	5/25/36	522,336	312,584
Renaissance Home Equity Loan Trust, 2007-2 AF2	5.675%	6/25/37	445,054	146,387
Renaissance Home Equity Loan Trust, 2007-3 AF3	7.238%	9/25/37	1,551,709	764,181	(c)
Residential Asset Securitization Trust, 2006-A1 1A6 (1 mo. USD LIBOR + 0.500%)	2.124%	4/25/36	1,298,215	389,994	(b)
Residential Asset Securitization Trust, 2006-A1 1A7,IO (-1.000 x 1 mo. USD LIBOR + 5.500%)	3.876%	4/25/36	2,690,600	409,441	(b)
Residential Asset Securitization Trust, 2007-A2 1A1	6.000%	4/25/37	176,488	118,660
RFMSI Trust, 2006-S8 A12, IO (-1.000 x 1 mo. USD LIBOR + 5.400%)	3.776%	9/25/36	2,139,883	147,425	(b)
RFMSI Trust, 2007-S6 1A6 (1 mo. USD LIBOR + 0.500%)	2.124%	6/25/37	1,060,134	855,427	(b)(c)
RFMSI Trust, 2007-S6 1A13, IO (-1.000 x 1 mo. USD LIBOR + 5.500%)	3.876%	6/25/37	1,060,134	101,370	(b)
Structured Adjustable Rate Mortgage Loan Trust, 2004-18 1A2	3.102%	12/25/34	156,308	144,386	(b)
Structured Adjustable Rate Mortgage Loan Trust, 2005-4 1A1	2.717%	3/25/35	117,007	99,485	(b)

See Notes to Financial Statements.

Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2022

Western Asset Mortgage Opportunity Fund Inc.

(Percentages shown based on Fund net assets)

Security‡	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
Structured Adjustable Rate Mortgage Loan Trust, 2005-7 1A3	3.051%	4/25/35	$39,353	$38,046	(b)
Structured Asset Investment Loan Trust, 2004-8 M9 (1 mo. USD LIBOR + 3.750%)	5.374%	9/25/34	297,405	294,599	(b)
Structured Asset Mortgage Investments II Trust, 2006-AR5 4A1 (1 mo. USD LIBOR + 0.440%)	2.064%	5/25/46	419,772	136,132	(b)
Vivint Solar Financing VI LLC, 2018-2A B (3 mo. USD LIBOR + 4.750%)	5.258%	8/29/23	1,296,795	1,295,452	(b)(d)
Wachovia Mortgage Loan Trust LLC, 2005-B 2A2	2.289%	10/20/35	7,947	7,683	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR2 B1 (1 mo. USD LIBOR + 0.795%)	2.419%	1/25/45	1,415,446	1,191,782	(b)(c)
WaMu Mortgage Pass-Through Certificates Trust, 2005-8 1A6 (-3.667 x 1 mo. USD LIBOR + 23.283%)	17.330%	10/25/35	114,706	110,124	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-9 5A4 (-7.333 x 1 mo. USD LIBOR + 35.933%)	24.027%	11/25/35	42,837	47,995	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-10 2A3 (1 mo. USD LIBOR + 0.900%)	2.524%	11/25/35	78,760	73,575	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR13 A1C3 (1 mo. USD LIBOR + 0.980%)	2.604%	10/25/45	99,867	95,147	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR15 A1C4 (1 mo. USD LIBOR + 0.800%)	2.424%	11/25/45	520,150	283,013	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2006-AR10 A1 (1 mo. USD LIBOR + 0.200%)	1.824%	12/25/36	264,089	154,389	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2006-AR16 2A2	2.387%	12/25/36	116,925	105,190	(b)
Wells Fargo Alternative Loan Trust, 2007-PA1 A12, IO (-1.000 x 1 mo. USD LIBOR +5.460%)	3.836%	3/25/37	1,274,552	82,926	(b)
Total Residential Mortgage-Backed Securities (Cost — $140,355,148)				144,185,844
Commercial Mortgage-Backed Securities (a) — 47.3%
BPR Trust, 2021-TY F (1 mo. USD LIBOR + 4.200%)	5.524%	9/15/38	1,000,000	946,367	(b)(d)

See Notes to Financial Statements.

10	Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report

Western Asset Mortgage Opportunity Fund Inc.

(Percentages shown based on Fund net assets)

Security‡	Rate	Maturity Date	Face Amount	Value
Commercial Mortgage-Backed Securities (a) — continued
BSREP Commercial Mortgage Trust, 2021-DC HRR (1 mo. USD LIBOR + 5.500%)	6.825%	8/15/38	$3,536,000	$3,038,548	(b)(d)
BX Commercial Mortgage Trust, 2020-VIVA E	3.667%	3/11/44	2,000,000	1,583,637	(b)(d)
BX Commercial Mortgage Trust, 2019-IMC F (1 mo. USD LIBOR + 2.900%)	4.224%	4/15/34	2,000,000	1,861,358	(b)(d)
BX Commercial Mortgage Trust, 2021-XL2 J (1 mo. USD LIBOR + 3.890%)	5.214%	10/15/38	2,333,655	2,126,358	(b)(d)
BX Commercial Mortgage Trust, 2022-LP2 G (1 mo. Term SOFR + 4.106%)	5.440%	2/15/39	1,073,899	990,553	(b)(d)
CSMC OA LLC, 2014-USA F	4.373%	9/15/37	2,720,000	1,968,896	(d)
CSMC Trust, 2017-CHOP F (1 mo. USD LIBOR + 4.350%)	5.674%	7/15/32	1,620,000	1,501,539	(b)(d)
CSMC Trust, 2017-CHOP H (1 mo. USD LIBOR + 7.350%)	8.674%	7/15/32	2,459,000	2,049,315	(b)(d)
CSMC Trust, 2019-RIO B (1 mo. USD LIBOR + 7.000%)	8.324%	12/15/22	2,993,152	2,930,489	(b)(d)
CSMC Trust, 2020-LOTS A (1 mo. USD LIBOR + 3.975%)	5.299%	7/15/22	1,384,000	1,381,679	(b)(d)
CSMC Trust, 2021-4SZN A (1 mo. Term SOFR + 3.967%)	5.246%	11/15/23	1,750,000	1,700,358	(b)(d)
CSMC Trust, 2021-ADV G (1 mo. USD LIBOR + 6.250%)	7.575%	7/15/38	2,080,000	2,026,515	(b)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Credit Risk, 2021-MN1 B1 (30 Day Average SOFR + 7.750%)	8.676%	1/25/51	950,000	928,317	(b)(d)
FREMF Mortgage Trust, 21K-F117 CS (30 Day Average SOFR + 6.400%)	7.119%	7/25/31	1,711,229	1,709,404	(b)(d)
FRESB Mortgage Trust, 2018-SB48 B	3.787%	2/25/38	3,547,118	2,914,224	(b)(d)
FRR Re-REMIC Trust, 2018-C1 D720, PO	0.000%	8/27/47	2,400,000	2,356,032	(d)
GS Mortgage Securities Corp. Trust, 2018- LUAU G (1 mo. USD LIBOR + 4.450%)	5.774%	11/15/32	2,500,000	2,343,254	(b)(d)
GS Mortgage Securities Corp. Trust, 2019- SMP G (1 mo. USD LIBOR + 4.250%)	5.574%	8/15/32	1,500,000	1,367,467	(b)(d)
GS Mortgage Securities Trust, 2007-GG10 AJ	6.025%	8/10/45	2,154,581	732,781	(b)
Hawaii Hotel Trust, 2019-MAUI F (1 mo. USD LIBOR + 2.750%)	4.074%	5/15/38	1,000,000	926,139	(b)(d)
Hawaii Hotel Trust, 2019-MAUI G (1 mo. USD LIBOR + 3.150%)	4.474%	5/15/38	1,697,000	1,576,506	(b)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN HFL (1 mo. USD LIBOR + 4.000%)	5.509%	1/16/37	174,062	161,708	(b)(d)

See Notes to Financial Statements.

Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2022

Western Asset Mortgage Opportunity Fund Inc.

(Percentages shown based on Fund net assets)

Security‡	Rate	Maturity Date	Face Amount	Value
Commercial Mortgage-Backed Securities (a) — continued
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AJ	6.722%	2/15/51	$71,547	$64,186	(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2018-PHMZ M (1 mo. USD LIBOR + 8.358%)	9.832%	6/15/35	3,000,000	15,018	(b)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-MKST G (1 mo. USD LIBOR + 4.250%)	5.574%	12/15/36	988,000	772,378	(b)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-MKST H (1 mo. USD LIBOR + 6.750%)	8.074%	12/15/36	1,033,000	779,379	(b)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2021-NYMZ M (1 mo. USD LIBOR + 7.250%)	8.574%	6/15/26	1,250,000	1,229,796	(b)(d)
KIND Trust, 2021-KIND F (1 mo. USD LIBOR + 3.950%)	5.274%	8/15/38	1,810,000	1,695,328	(b)(d)
MBRT, 2019-MBR H1 (1 mo. USD LIBOR + 4.250%)	5.574%	11/15/36	2,000,000	1,855,058	(b)(d)
Med Trust, 2021-MDLN G (1 mo. USD LIBOR + 5.250%)	6.575%	11/15/38	1,100,000	999,071	(b)(d)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	44,507	22,041	(b)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	21,034	20,728	(b)
ML-CFC Commercial Mortgage Trust, 2007-9 AJA	6.222%	9/12/49	4,901	4,829	(b)
Morgan Stanley Capital I Trust, 2007-IQ16 AJ	6.282%	12/12/49	84,324	38,643	(b)
Motel Trust, 2021-MTL6 H (1 mo. USD LIBOR + 6.000%)	7.324%	9/15/38	707,000	681,863	(b)(d)
MRCD Mortgage Trust, 2019-PRKC A	4.250%	12/15/36	2,048,000	1,732,228	(b)(d)
Multifamily CAS Trust, 2019-1 CE (1 mo. USD LIBOR + 8.750%)	10.374%	10/15/49	2,500,000	2,470,524	(b)(d)
Multifamily CAS Trust, 2020-1 CE (1 mo. USD LIBOR + 7.500%)	9.124%	3/25/50	1,500,000	1,457,919	(b)(d)
Natixis Commercial Mortgage Securities Trust, 2019-FAME D	4.544%	8/15/36	1,900,000	1,709,616	(b)(d)
Natixis Commercial Mortgage Securities Trust, 2019-FAME E	4.544%	8/15/36	950,000	808,484	(b)(d)
Natixis Commercial Mortgage Securities Trust, 2022-JERI G (1 mo. Term SOFR + 7.458%)	8.736%	1/15/39	3,500,000	3,359,562	(b)(d)

See Notes to Financial Statements.

12	Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report

Western Asset Mortgage Opportunity Fund Inc.

(Percentages shown based on Fund net assets)

Security‡	Rate	Maturity Date	Face Amount	Value
Commercial Mortgage-Backed Securities (a) — continued
Natixis Commercial Mortgage Securities Trust, 2022-RRI E (1 mo. Term SOFR + 5.193%)	6.472%	3/15/35	$1,697,000	$1,633,747	(b)(d)
NCMF Trust, 2022-MFP G (1 mo. Term SOFR + 5.128%)	6.407%	3/15/39	1,200,000	1,153,067	(b)(d)
RIAL Issuer Ltd., 2022-FL8 E (1 mo. Term SOFR + 5.500%)	6.977%	1/19/37	1,500,000	1,465,060	(b)(d)
River Haus, 2021 A-2	6.950%	8/15/24	1,500,000	1,499,823	(e)(f)(g)
SMR Mortgage Trust, 2022-IND G (1 mo. Term SOFR + 7.500%)	8.779%	2/15/39	1,929,181	1,839,798	(b)(d)
Soho Trust, 2021-SOHO D	2.786%	8/10/38	1,500,000	1,151,465	(b)(d)
Starwood Retail Property Trust, 2014-STAR D (1 mo. USD LIBOR + 3.500%)	4.825%	11/15/27	1,000,000	63,000	(b)(d)
Starwood Retail Property Trust, 2014-STAR E (1 mo. USD LIBOR + 4.400%)	5.725%	11/15/27	1,600,000	16	(b)(d)
Tharaldson Hotel Portfolio Trust, 2018-THL E (1 mo. USD LIBOR + 3.480%)	4.600%	11/11/34	1,012,600	923,862	(b)(d)
Tharaldson Hotel Portfolio Trust, 2018-THL F (1 mo. USD LIBOR + 4.252%)	5.372%	11/11/34	769,576	699,664	(b)(d)
UBS Commercial Mortgage Trust, 2018-NYCH G (1 mo. USD LIBOR + 4.838%)	6.162%	2/15/32	962,000	856,476	(b)(d)
Wells Fargo Commercial Mortgage Trust, 2022-JS2 G	3.569%	12/15/39	2,200,000	1,458,455	(b)(d)
Total Commercial Mortgage-Backed Securities (Cost — $82,857,549)				71,582,528

			Face Amount/ Units
Asset-Backed Securities — 10.2%
AccessLex Institute, 2004-A B1 (28 day Auction Rate Security)	0.000%	7/1/39	200,000	187,252	(b)
Applebee’s Funding LLC/IHOP Funding LLC, 2019-1A A2II	4.723%	6/5/49	990,000	927,424	(d)
BankAmerica Manufactured Housing Contract Trust, 1996-1 B1	7.875%	10/10/26	7,866,000	449,386
BCMSC Trust, 1998-B A	6.530%	10/15/28	252,706	245,381	(b)
BCMSC Trust, 1999-A A3	5.980%	3/15/29	43,830	43,791	(b)
Cascade MH Asset Trust, 2019-MH1 M	5.985%	11/25/44	1,150,000	1,083,791	(b)(d)
Firstfed Corp. Manufactured Housing Contract, 1997-2 B	8.110%	5/15/24	121,324	20	(d)
Loanpal Solar Loan Ltd., 2020-3GS C	3.500%	12/20/47	800,780	673,114	(d)
Loanpal Solar Loan Ltd., 2021-1GS C	3.500%	1/20/48	896,715	751,912	(d)

See Notes to Financial Statements.

Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2022

Western Asset Mortgage Opportunity Fund Inc.

(Percentages shown based on Fund net assets)

Security‡	Rate	Maturity Date	Face Amount/ Units	Value
Asset-Backed Securities — continued
Lunar Structured Aircraft Portfolio Notes, 2021-1 C	5.682%	10/15/46	$1,905,666	$1,669,085	(d)
National Collegiate Student Loan Trust, 2006-3 B (1 mo. USD LIBOR + 0.360%)	1.984%	1/26/32	1,710,000	1,266,662	(b)
National Collegiate Class A-3L Commutation Trust, 2007-4VI O (1 mo. USD LIBOR + 0.850%)	1.518%	3/29/38	5,986,316	1,312,506	(b)(d)
Nelnet Student Loan Trust, 2021-DA D	4.380%	4/20/62	1,200,000	1,014,107	(d)
RBS Acceptance Inc., 1995-BA1 B2	9.000%	8/10/20	2,191,561	197
SMB Private Education Loan Trust, 2014-A R	0.000%	9/15/45	6,875	919,260	(d)
SoFi Professional Loan Program LLC, 2017-F R1	0.000%	1/25/41	34,000	645,753	(d)
Stonepeak, 2021-1A B	3.821%	2/28/33	1,540,565	1,412,367	(d)
Sunnova Hellios II Issuer LLC, 2018-1A B	7.710%	7/20/48	1,061,304	1,017,794	(d)
Thrust Engine Leasing, 2021-1A A	4.163%	7/15/40	1,652,994	1,469,667	(d)
Voya CLO Ltd., 2017-2A D (3 mo. USD LIBOR + 6.020%)	7.064%	6/7/30	400,000	338,623	(b)(d)
Total Asset-Backed Securities (Cost — $20,009,839)				15,428,092

			Face Amount
Corporate Bonds & Notes — 2.0%
Consumer Staples — 0.4%
Food & Staples Retailing — 0.4%
CVS Pass-Through Trust	9.350%	1/10/23	479,444	496,470	(d)
Financials — 1.0%
Mortgage Real Estate Investment Trusts (REITs) — 1.0%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Senior Notes	4.750%	6/15/29	2,000,000	1,542,357	(d)
Industrials — 0.6%
Airlines — 0.6%
American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes	5.750%	4/20/29	1,060,000	908,600	(d)
Total Corporate Bonds & Notes (Cost — $3,513,864)				2,947,427
Total Investments before Short-Term Investments (Cost — $246,736,400)				234,143,891

See Notes to Financial Statements.

14	Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report

Western Asset Mortgage Opportunity Fund Inc.

(Percentages shown based on Fund net assets)

Security‡	Rate	Shares	Value
Short-Term Investments — 2.1%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $3,219,210)	1.316%	3,219,210	$3,219,210	(h)
Total Investments — 156.8% (Cost — $249,955,610)			237,363,101
Liabilities in Excess of Other Assets — (56.8)%			(85,973,562)
Total Net Assets — 100.0%			$151,389,539

‡	Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding and any additional expenses.
(a)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).
(f)	Security is valued using significant unobservable inputs (Note 1).
(g)	This security is traded on a to-be-announced (“TBA”) basis. At June 30, 2022, the Fund held TBA securities with a total cost of $1,500,000.
(h)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At June 30, 2022, the total market value of investments in Affiliated Companies was $3,219,210 and the cost was $3,219,210 (Note 8).

Abbreviation(s) used in this schedule:

CAS	—	Connecticut Avenue Securities

CLO	—	Collateralized Loan Obligation

CMT	—	Constant Maturity Treasury

IO	—	Interest Only

LIBOR	—	London Interbank Offered Rate

PAC	—	Planned Amortization Class

PO	—	Principal Only

REMIC	—	Real Estate Mortgage Investment Conduit

Re-REMIC	—	Resecuritization of Real Estate Mortgage Investment Conduit

SOFR	—	Secured Overnight Financing Rate

USD	—	United States Dollar

See Notes to Financial Statements.

Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

June 30, 2022

Western Asset Mortgage Opportunity Fund Inc.

At June 30, 2022, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value**
Nomura Securities International Inc.	2.771%	4/13/2022	5/22/2023	$84,310,000	Residential Mortgage-Backed Securities	$97,730,605
				$84,310,000		$97,730,605

*	Refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.
**	Including accrued interest.

At June 30, 2022, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury 5-Year Notes	157	9/22	$17,801,350	$17,623,250	$178,100
U.S. Treasury 10-Year Notes	8	9/22	954,861	948,250	6,611
U.S. Treasury Long-Term Bonds	20	9/22	2,798,169	2,772,500	25,669
U.S. Treasury Ultra 10-Year Notes	62	9/22	7,951,334	7,897,250	54,084
Net unrealized appreciation on open futures contracts					$264,464

At June 30, 2022, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Morgan Stanley & Co. Inc. (Markit CMBX.NA.BBB-.8 Index)	$500,000	10/17/57	3.000% monthly	$(86,352)	$(21,182)	$(65,170)

OTC CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Morgan Stanley & Co. Inc. (Markit CMBX.NA.BBB-.12 Index)	$500,000	8/17/61	3.000% Monthly	$89,996	$39,863	$50,133

See Notes to Financial Statements.

16	Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report

Western Asset Mortgage Opportunity Fund Inc.

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

See Notes to Financial Statements.

Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report	17

Statement of assets and liabilities (unaudited)

June 30, 2022

Assets:
Investments in unaffiliated securities, at value (Cost — $246,736,400)	$234,143,891
Investments in affiliated securities, at value (Cost — $3,219,210)	3,219,210
Receivable for securities sold	6,152,531
Interest receivable	924,039
Deposits with brokers for open futures contracts	556,405
OTC swaps, at value (premiums paid — $39,863)	89,996
Dividends receivable from affiliated investments	1,432
Prepaid expenses	260,412
Total Assets	245,347,916

Liabilities:
Payable for open reverse repurchase agreements (Note 3)	84,310,000
Payable for securities purchased	7,284,339
Distributions payable	1,144,669
Interest expense payable	512,747
Payable to brokers — net variation margin on open futures contracts	234,608
Investment management fee payable	186,670
OTC swaps, at value (premiums received — $21,182)	86,352
Payable for Fund shares repurchased	43,287
Directors’ fees payable	6,208
Accrued expenses	149,497
Total Liabilities	93,958,377
Total Net Assets	$151,389,539

Net Assets:
Par value ($0.001 par value; 11,433,869 shares issued and outstanding; 100,000,000 shares authorized)	$11,434
Paid-in capital in excess of par value	198,273,653
Total distributable earnings (loss)	(46,895,548)
Total Net Assets	$151,389,539

Shares Outstanding	11,433,869

Net Asset Value	$13.24

See Notes to Financial Statements.

18	Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2022

Investment Income:
Interest	$7,625,931
Dividends from affiliated investments	3,249
Total Investment Income	7,629,180

Expenses:
Investment management fee (Note 2)	1,247,234
Interest expense (Note 3)	969,669
Transfer agent fees	41,077
Audit and tax fees	32,544
Legal fees	29,224
Directors’ fees	28,076
Fund accounting fees	13,226
Stock exchange listing fees	9,592
Shareholder reports	8,492
Custody fees	599
Insurance	278
Miscellaneous expenses	3,483
Total Expenses	2,383,494
Less: Fee waivers and/or expense reimbursements (Note 2)	(65,194)
Net Expenses	2,318,300
Net Investment Income	5,310,880

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(4,853,330)
Futures contracts	804,162
Written options	158,425
Swap contracts	675,719
Net Realized Loss	(3,215,024)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(19,671,215)
Futures contracts	121,099
Swap contracts	36,187
Change in Net Unrealized Appreciation (Depreciation)	(19,513,929)
Net Loss on Investments, Futures Contracts, Written Options and Swap Contracts	(22,728,953)
Decrease in Net Assets From Operations	$(17,418,073)

See Notes to Financial Statements.

Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report	19

Statements of changes in net assets

For the Six Months Ended June 30, 2022 (unaudited) and the Year Ended December 31, 2021	2022	2021

Operations:
Net investment income	$5,310,880	$9,914,643
Net realized gain (loss)	(3,215,024)	2,258,835
Change in net unrealized appreciation (depreciation)	(19,513,929)	7,599,334
Increase (Decrease) in Net Assets From Operations	(17,418,073)	19,772,812

Distributions to Shareholders From (Note 1):
Total distributable earnings	(7,335,904)	(13,027,211)
Return of capital	—	(2,093,548)
Decrease in Net Assets From Distributions to Shareholders	(7,335,904)	(15,120,759)

Fund Share Transactions:
Net proceeds from sale of shares (0 and 413,153 shares issued, respectively) (Note 7)	—	6,459,800	†,‡
Reinvestment of distributions (0 and 24,984 shares issued, respectively)	—	382,627
Cost of shares repurchased (31,382 and 0 shares repurchased, respectively) (Note 6)	(366,871)	—
Increase (Decrease) in Net Assets From Fund Share Transactions	(366,871)	6,842,427
Increase (Decrease) in Net Assets	(25,120,848)	11,494,480

Net Assets:
Beginning of period	176,510,387	165,015,907
End of period	$151,389,539	$176,510,387

‡	Net of shelf registration offering costs of $48,310 (Note 7).

†	Net of sales charges of $66,933.

See Notes to Financial Statements.

20	Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended June 30, 2022

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(17,418,073)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(19,551,189)
Sales of portfolio securities	19,731,463
Net purchases, sales and maturities of short-term investments	(1,908,443)
Net amortization of premium (accretion of discount)	1,179,536
Increase in receivable for securities sold	(6,152,531)
Increase in interest receivable	(127,511)
Increase in prepaid expenses	(52,562)
Increase in dividends receivable from affiliated investments	(1,420)
Decrease in receivable from broker — net variation margin on open futures contracts	22,087
Decrease in net premiums paid for OTC swap contracts	207
Decrease in payable to broker — net variation margin on centrally cleared swap contracts	(11,331)
Increase in payable for securities purchased	7,191,985
Increase in investment management fee payable	8,509
Decrease in Directors’ fees payable	(1,423)
Decrease in interest expense payable	(330,650)
Increase in accrued expenses	48,795
Increase in payable to broker — net variation margin on futures contracts	234,608
Net realized loss on investments	4,853,330
Change in net unrealized appreciation (depreciation) of investments and OTC swap contracts	19,625,102
Net Cash Provided in Operating Activities*	7,340,489

Cash Flows from Financing Activities:
Distributions paid on common stock (net of distributions payable)	(6,191,235)
Decrease in payable for open reverse repurchase agreements	(609,000)
Payment for Fund shares repurchased (net of payable for Fund shares repurchased)	(323,584)
Net Cash Used by Financing Activities	(7,123,819)
Net Increase in Cash and Restricted Cash	216,670
Cash and restricted cash at beginning of period	339,735
Cash and restricted cash at end of period	$556,405

*	Included in operating expenses is $1,300,319 paid for interest and commitment fees on borrowings.

See Notes to Financial Statements.

Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report	21

Statement of cash flows (unaudited) (cont’d)

For the Six Months Ended June 30, 2022

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

June 30, 2022
Cash	—
Restricted cash	556,405
Total cash and restricted cash shown in the Statement of Cash Flows	$556,405

Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations under derivative contracts. It is separately reported on the Statement of Assets and Liabilities as Deposits with brokers.

See Notes to Financial Statements.

22	Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2022[1,2]		2021[1]	2020[1]	2019[1]	2018[1]	2017[1]

Net asset value, beginning of period	$15.40		$14.96	$19.48	$19.28	$21.27	$20.70

Income (loss) from operations:
Net investment income	0.46		0.89	1.23	1.51	1.65	1.57
Net realized and unrealized gain (loss)	(1.98)		0.90	(4.20)	0.65	0.22	2.28
Total income (loss) from operations	(1.52)		1.79	(2.97)	2.16	1.87	3.85

Less distributions from:
Net investment income	(0.64)	[3]	(1.16)	(1.13)	(1.45)	(3.03)	(2.69)
Net realized gains	—		—	—	—	(0.83)	(0.59)
Return of capital	—		(0.19)	(0.42)	(0.51)	—	—
Total distributions	(0.64)		(1.35)	(1.55)	(1.96)	(3.86)	(3.28)
Anti-dilutive impact of repurchase plan	0.00	[4,5]	—	—	—	—	—

Net asset value, end of period	$13.24		$15.40	$14.96	$19.48	$19.28	$21.27

Market price, end of period	$11.68		$15.21	$14.18	$20.30	$20.39	$24.67
Total return, based on NAV[6,7]	(10.03)%		12.38%	(14.67)%	11.65%	9.26%	19.70%
Total return, based on Market Price[8]	(19.37)%		17.24%	(22.13)%	9.71%	(1.16)%	24.20%

Net assets, end of period (millions)	$151		$177	$165	$205	$202	$222

Ratios to average net assets:
Gross expenses	2.92%[9]		2.38%	2.82%	3.56%	3.15%	2.68%
Net expenses	2.84	[9,10,11]	2.10 [10,11]	2.53 [11]	3.56	3.15	2.68
Net investment income	6.50	[9]	5.82	8.18	7.73	7.78	7.29

Portfolio turnover rate	8%		14%	11%	17%	33%	35%
Loan Outstanding, End of Period (000s)	—		—	$45,000	$98,000	$99,250	$101,750
Asset Coverage Ratio for Loan Outstanding[12]	—		—	467%	309%	303%	319%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[12]	—		—	$4,667	$3,089	$3,035	$3,185
Weighted Average Loan (000s)	—		$45,000	$62,369	$98,072	$101,743	$101,750
Weighted Average Interest Rate on Loan	—		1.84%	2.14%	3.46%	3.06%	2.06%

See Notes to Financial Statements.

Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report	23

Financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2022 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]	Amount represents less than $0.005 per share.

[5]	The repurchase plan was completed at an average repurchase price of $11.69 for 31,382 shares and $366,871 for the period ended June 30, 2022.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]	Annualized.

[10]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[11]	Reflects fee waivers and/or expense reimbursements.

[12]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

See Notes to Financial Statements.

24	Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Mortgage Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on December 11, 2009 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in a diverse portfolio of mortgage-backed securities (“MBS”) and mortgage whole loans. Investments in MBS consist primarily of non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”).

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

26	Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Residential Mortgage-Backed Securities	—	$144,185,844	—	$144,185,844
Commercial Mortgage-Backed Securities	—	70,082,705	$1,499,823	71,582,528
Asset-Backed Securities	—	15,428,092	—	15,428,092
Corporate Bonds & Notes	—	2,947,427	—	2,947,427
Total Long-Term Investments	—	232,644,068	1,499,823	234,143,891
Short-Term Investments†	$3,219,210	—	—	3,219,210
Total Investments	$3,219,210	$232,644,068	$1,499,823	$237,363,101
Other Financial Instruments:
Futures Contracts††	$264,464	—	—	$264,464
OTC Credit Default Swaps on Credit Indices — Buy Protection‡	—	$89,996	—	89,996
Total Other Financial Instruments	$264,464	$89,996	—	$354,460
Total	$3,483,674	$232,734,064	$1,499,823	$237,717,561

Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
OTC Credit Default Swaps on Credit Indices — Sell Protection‡	—	$86,352	—	$86,352

†	See Schedule of Investments for additional detailed categorizations.
††	Reflects the unrealized appreciation (depreciation) of the instruments.
‡	Value includes any premium paid or received with respect to swap contracts.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 06/30/22 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Value, Range/Weighted Average	Impact to Valuation from an Increase in Input*
Commercial Mortgage- Backed Securities	$1,500	Discounted Cash Flow Method	Discount Rate	9.33%	Decrease

*

This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to

28	Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report

purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2022, the total notional value of all credit default swaps to sell protection was $500,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the six months ended June 30, 2022, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use

30	Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report

a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized appreciation or depreciation in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(f) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed upon time and price. In the event the buyer of securities under a reverse repurchase

32	Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report

agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will pledge cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(h) Mortgage-backed securities. Mortgage-Backed Securities (“MBS”) include CMBS and RMBS. These securities depend on payments (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily from the cash flow from secured commercial or residential mortgage loans made to borrowers. Such loans are secured (on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances) by commercial or residential real estate, the proceeds of which are used to purchase and or to construct commercial or residential real estate. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although certain mortgage-related securities are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(i) Leverage. The Fund may seek to enhance the level of its current distributions to holders of common stock through the use of leverage. The Fund may use leverage directly at the Fund level through borrowings, including loans from certain financial institutions or through a qualified government sponsored program, the use of reverse repurchase agreements and/or the issuance of debt securities (collectively, “Borrowings”), and through the issuance of preferred stock (“Preferred Stock”), in an aggregate amount of up to approximately 33 1/3% of the Fund’s Total Assets immediately after such Borrowings and/or issuances of Preferred Stock. “Total Assets” for this purpose means the Fund’s total assets less all liabilities and indebtedness not represented by senior securities. In addition, the Fund may enter into additional reverse repurchase agreements and/or use similar investment management techniques that may provide leverage, but which are not subject to the foregoing 33 1/3% limitation so long as the Fund has covered its commitment with respect to such techniques by segregating liquid assets, entering into offsetting transactions or owning positions covering related obligations.

Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

(j) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(k) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments,

34	Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report

guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of June 30, 2022, the Fund held OTC credit default swaps with credit related contingent features which had a liability position of $86,352. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The Fund accretes market discounts and amortizes market premiums on debt securities using the effective yield method. Accretion of market discounts and

Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

amortization of market premiums requires the application of several assumptions including, but not limited to, prepayment assumptions and default rate assumptions, which are reevaluated not less than semi-annually and require the use of a significant amount of judgment. Principal write-offs are generally treated as realized losses. The Fund’s accretion of discounts and amortization of premiums for U.S. federal and other tax purposes is likely to differ from the financial accounting treatment under GAAP of these items as described above. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations.

(p) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

36	Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily managed assets. Managed assets are net assets plus the proceeds of any outstanding borrowings used for leverage and assets attributable to preferred stock that may be outstanding.

The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”).

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to Western Asset Limited to manage.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

LMPFA implemented an investment management fee waiver of 0.20% that terminated on January 2, 2022. Effective January 3, 2022, LMPFA implemented an investment management fee waiver of 0.05% that terminates on May 31, 2023.

During the six months ended June 30, 2022, fees waived and/or expenses reimbursed amounted to $65,194, which included an affiliated money market fund waiver of $684.

Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

All officers and one Director of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended June 30, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$17,697,051	$1,854,138
Sales	19,407,774	323,689

At June 30, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost/ Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$249,955,610	$17,428,625	$(30,021,134)	$(12,592,509)
Futures contracts	—	264,464	—	264,464
Swap contracts	18,681	50,133	(65,170)	(15,037)

Transactions in reverse repurchase agreements for the Fund during the six months ended June 30, 2022 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$84,768,221	2.275%	$85,608,000

*	Averages based on the number of days that the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 1.872% to 2.771% during the six months ended June 30, 2022. Interest expense incurred on reverse repurchase agreements totaled $969,669.

38	Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2022.

ASSET DERIVATIVES[1]
	Interest	Credit
	Rate Risk	Risk	Total
Futures contracts[2]	$264,464	—	$264,464
OTC swap contracts[3]	—	$89,996	89,996
Total	$264,464	$89,996	$354,460

LIABILITY DERIVATIVES[1]
			Credit
			Risk
OTC swap contracts[3]			$86,352

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2022. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	—	$(74,504)	$(74,504)
Futures contracts	$804,162	—	804,162
Written options	—	158,425	158,425
Swap contracts	676,023	(304)	675,719
Total	$1,480,185	$83,617	$1,563,802

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in unaffiliated securities in the Statement of Operations.

Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest	Credit
	Rate Risk	Risk	Total
Futures contracts	$121,099	—	$121,099
Swap contracts	(9,926)	$46,113	36,187
Total	$111,173	$46,113	$157,286

During the six months ended June 30, 2022, the volume of derivative activity for the Fund was as follows:

Average Market
Value
Purchased options†	$196,865
Written options†	77,251
Futures contracts (to buy)†	5,704,821
Futures contracts (to sell)	27,813,068

Average Notional
Balance
Interest rate swap contracts†	$3,541,571
Credit default swap contracts (buy protection)	500,000
Credit default swap contracts (sell protection)	500,000

†	At June 30, 2022, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of June 30, 2022.

		Gross	Net Assets
	Gross Assets	Liabilities	(Liabilities)
	Subject to	Subject to	Subject to	Collateral
	Master	Master	Master	Pledged	Net
Counterparty	Agreements[1]	Agreements[1]	Agreements	(Received)	Amount[2]
Morgan Stanley & Co. Inc.	$89,996	$(86,352)	$3,644	—	$3,644

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Distributions subsequent to June 30, 2022

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
6/23/2022	7/1/2022	$0.1000
7/22/2022	8/1/2022	$0.1000
8/24/2022	9/1/2022	$0.1000
9/23/2022	10/3/2022	$0.1000
10/24/2022	11/1/2022	$0.1000
11/22/2022	12/1/2022	$0.1000

40	Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report

6. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts.

During the six months ended June 30, 2022, the Fund repurchased and retired 0.27% of its common shares outstanding under the repurchase plan. The weighted average discount per share on these repurchases was 12.46% for the six months ended June 30, 2022. During the year ended December 31, 2021, the Fund did not repurchase any shares. Shares repurchased and the corresponding dollar amount are included in the Statements of Changes in Net Assets. The anti-dilutive impact of these share repurchases is included in the Financial Highlights.

7. Capital shares

The Fund filed a registration statement with the Securities and Exchange Commission, effective May 4, 2021, authorizing the Fund to offer and sell shares of common stock having an aggregate offering price of up to $43,283,467. Under the equity shelf offering program, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s then-current net asset value per common share. Costs incurred by the Fund in connection with the shelf offering are recorded as a prepaid expense. These costs are amortized on a pro-rata basis as shares are sold and are presented as a reduction to the Net proceeds from sale of shares on the Statement of Changes in Net Assets. Any deferred charges remaining at the end of the life of the shelf offering period will be expensed. For the six months ended June 30, 2022, there were no shares sold. For the year ended December 31, 2021, the Fund sold 413,153 shares of common stock and the proceeds from such sales were $6,459,800, net of offering costs and sales charges of $48,310 and $66,933, respectively.

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for

Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

all or some portion of the six months ended June 30, 2022. The following transactions were effected in such company for the six months ended June 30, 2022.

	Affiliate
	Value at
	December 31,	Purchased		Sold
	2021	Cost	Shares	Cost	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$1,385,262	$30,397,077	30,397,077	$28,563,129	28,563,129

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at June 30, 2022
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$3,249	—	$3,219,210

9. Deferred capital losses

As of December 31, 2021, the Fund had deferred capital losses of $26,310,098, which have no expiration date, that will be available to offset future taxable capital gains.

10. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

11. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s

42	Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report

investments and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

***

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

***

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Fund will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board of Directors.

Western Asset Mortgage Opportunity Fund Inc. 2022 Semi-Annual Report	43

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Mortgage Opportunity Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management agreement (the “Management Agreement”) between the Fund and the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited (“Western Asset London,” and together with Western Asset, the “Sub-Advisers”), with respect to the Fund.

At an in-person meeting (the “Contract Renewal Meeting”) held on May 10-11, 2022, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period. To assist in its consideration of the renewal of each of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered extensive information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s purview (the “Franklin Templeton/Legg Mason Closed-end Funds”), certain portions of which are discussed below.

A presentation made by the Manager and the Sub-Advisers to the Board at the Contract Renewal Meeting in connection with the Board’s evaluation of each of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Franklin Templeton/Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and experience gained as members of the Boards of the Fund and other Franklin Templeton/Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers. The information received and considered by the Board (including its various committees) both in conjunction with the Contract Renewal Meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

At a meeting held by videoconference on April 19, 2022, the Independent Directors, in preparation for the Contract Renewal Meeting, met in a private session with their

44	Western Asset Mortgage Opportunity Fund Inc.

independent legal counsel to review the Contract Renewal Information regarding the Franklin Templeton/Legg Mason Closed-end Funds, including the Fund, received to date. No representatives of the Manager or the Sub-Advisers participated in this meeting. Following the April 19, 2022 meeting, the Independent Directors submitted certain questions and requests for additional information to Fund management. The Independent Directors also met in private sessions with their independent legal counsel to consider the Contract Renewal Information and Fund management’s responses to the Independent Directors’ questions and requests for additional information in advance of and during the Contract Renewal Meeting. The discussion below reflects all of these reviews.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide the Fund with investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers pursuant to the Sub-Advisory Agreements.

Board Approval of Management Agreement and Sub-Advisory Agreements

The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Directors received a memorandum discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Directors considered the Management Agreement and each Sub-Advisory Agreement separately during the course of their review. In doing so, they noted the respective roles of the Manager and the Sub-Advisers in providing services to the Fund.

In approving the continuation of the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Directors, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the continuation of the Management Agreement and the Sub-Advisory Agreements. Each Director may have attributed different weight to the various factors in evaluating the Management Agreement and the Sub-Advisory Agreements.

After considering all relevant factors and information, the Board, exercising its reasonable business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreements were in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for an additional one-year period.

Western Asset Mortgage Opportunity Fund Inc.	45

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Nature, Extent and Quality of the Services under the Management Agreement and Sub-Advisory Agreements

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services provided by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board observed that the scope of services provided by the Manager and the Sub-Advisers, and of the undertakings required of the Manager and Sub-Advisers in connection with those services, including maintaining and monitoring their respective compliance programs as well as the Fund’s compliance programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Sub-Advisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks borne by the Manager, the Sub-Advisers and their respective affiliates on behalf of the Fund, including entrepreneurial, operational, reputational, litigation and regulatory risks, as well as the Manager’s and the Sub-Advisers’ risk management processes.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Manager’s senior personnel and the Sub-Advisers’ portfolio management teams primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Manager and the Sub-Advisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and other fund service providers and Western Asset’s coordination and oversight of the services provided to the Fund by Western Asset London. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund stockholders, in pursuing their investment goals and objectives, may have purchased their shares of the Fund based upon the reputation and the investment style, philosophy and strategy of the Manager and the Sub-Advisers, as well as the resources available to the Manager and the Sub-Advisers.

46	Western Asset Mortgage Opportunity Fund Inc.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided (and expected to be provided) to the Fund, under the Management Agreement and the Sub-Advisory Agreements were satisfactory.

Fund Performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of comparable funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third-party provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge Performance Information generally useful, they recognized its limitations, including that the data may vary depending on the end date selected, and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that Board members had received and discussed with the Manager and the Sub-Advisers information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in view of overall financial market conditions.

The Broadridge Performance Information comparing the Fund’s performance to that of its Performance Universe, consisting of the Fund and all leveraged closed-end U.S. mortgage funds, regardless of asset size, showed, among other data, that based on net asset value per share, the Fund’s performance was above the median for the 1-, 5- and 10-year periods ended December 31, 2021, and was below the median for the 3-year period ended December 31, 2021. The Board noted the explanations from the Manager and the Sub-Advisers regarding the Fund’s relative performance versus the Performance Universe for the various periods. The Board also noted the limited size of the Performance Universe.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including an agreement at the Contract Renewal Meeting by the Manager to continue the current voluntary fee waiver of 0.05% through May 31, 2023 (the “Fee Waiver”) and other factors noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its stockholders.

Western Asset Mortgage Opportunity Fund Inc.	47

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Management and Sub-Advisory Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fee (the “Actual Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable by the Manager to the Sub-Advisers under the Sub-Advisory Agreements in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Sub-Advisory Fee payable to Western Asset under its Sub-Advisory Agreement with the Manager is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s stockholders. Similarly, the Board noted that the Sub-Advisory Fee payable to Western Asset London under its Sub-Advisory Agreement with Western Asset is paid by Western Asset, not the Fund, and, accordingly, that the retention of Western Asset London does not increase the fees or expenses otherwise incurred by the Fund’s stockholders.

In addition, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in an expense group (the “Expense Group”), as well as a broader group of funds, each selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. It was noted that while the Board found the Broadridge Expense Information generally useful, they recognized its limitations, including that the data may vary depending on the selection of the peer group.

The Broadridge Expense Information showed that the Fund’s Contractual Management Fee was above the median. The Broadridge Expense Information also showed that the Fund’s Actual Management Fee was above the median compared on the basis of both common share assets and leveraged assets. The Broadridge Expense Information also showed that the Fund’s actual total expenses were above the median on the basis of both common share assets and leveraged assets. The Board took into account management’s discussion of the Fund’s expenses and noted the limited size of the Expense Group. The Board also considered the Manager’s agreement to continue the Fee Waiver for an additional year.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager and/or the Sub-Advisers to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers, and that the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements

48	Western Asset Mortgage Opportunity Fund Inc.

for listing on the New York Stock Exchange, and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in view of the different services provided in managing these other types of clients and funds.

The Board considered the overall management fee, the fees of the Sub-Advisers and the amount of the management fee retained by the Manager after payment of the subadvisory fees in each case in view of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the Sub-Advisory Fees were reasonable in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers to the Fund under the Management Agreement and the Sub-Advisory Agreements, respectively.

Manager Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended September 30, 2021 and September 30, 2020. The Board also received profitability information with respect to the Franklin Templeton/Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager in the case of Western Asset and by Western Asset in the case of Western Asset London, not the Fund, although the Board noted the affiliation of the Manager with the Sub-Advisers. The profitability of the Manager and its affiliates was considered by the Board to be reasonable in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund, it has limited ability to increase its assets. The Board determined that the management fee structure was appropriate under the circumstances. For similar reasons as stated above with respect to the Sub-Advisers’ profitability and the costs of the Sub-Advisers’ provision of services, the Board did not consider the potential for economies of scale in the Sub-Advisers’ management of the Fund to be a material factor in the Board’s consideration of the Sub-Advisory Agreements.

Western Asset Mortgage Opportunity Fund Inc.	49

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Other Benefits to the Manager and the Sub-Advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to the Fund’s shareholders. In view of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Sub-Advisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates, including the Sub-Advisers, were reasonable.

50	Western Asset Mortgage Opportunity Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Western Asset Mortgage Opportunity Fund Inc.	51

Dividend reinvestment plan (unaudited) (cont’d)

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

52	Western Asset Mortgage Opportunity Fund Inc.

Western Asset

Mortgage Opportunity Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Christopher Berarducci

Treasurer and Principal Financial Officer

Fred Jensen

Chief Compliance Officer

George P. Hoyt

Secretary and Chief Legal Officer

Thomas C. Mandia

Senior Vice President

Jeanne M. Kelly

Senior Vice President

Western Asset Mortgage Opportunity Fund Inc.

620 Eighth Avenue

47th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Custodian

The Bank of New York Mellon

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

900 G Street NW

Washington, DC 20001

New York Stock Exchange Symbol

DMO

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 1-888-777-0102.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Mortgage Opportunity Fund Inc.

Western Asset Mortgage Opportunity Fund Inc.

620 Eighth Avenue

47th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.

This report is transmitted to the shareholders of Western Asset Mortgage Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX012835 8/22 SR22-4481

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
January 1 through January 31	0	0	0	1,146,525
February 1 through February 28	0	0	0	1,146,525
March 1 through March 31	0	0	0	1,146,525
April 1 through April 30	0	0	0	1,146,525
May 1 through May 31	2,783	$11.98	2,783	1,143,742
June 1 through June 30	28,599	$11.70	28,599	1,115,143
Total	31,382	$11.69	31,382	1,115,143

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 13.	EXHIBITS.

(a) (1) Not applicable.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Mortgage Opportunity Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 23, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	August 23, 2022